Exhibit 99.1

Glass Lewis Recommends TerraForm Power Shareholders Vote For the Merger with Brookfield Renewable

NEW YORK, NY, July 14, 2020 - TerraForm Power, Inc. (Nasdaq: TERP) (“TerraForm Power” or the “Company”) today announced that Glass, Lewis & Co. (“Glass Lewis”), a proxy advisory firm, issued a report on July 13, 2020 recommending that TerraForm Power stockholders vote FOR the merger of the Company with Brookfield Renewable Partners L.P. (“Brookfield Renewable”) at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”). If the merger is approved, each share of Class A common stock of TerraForm Power will be converted into the right to receive, at the stockholder’s election, either 0.381 of a unit of Brookfield Renewable or 0.381 of a share of Brookfield Renewable Corporation (“BEPC”), in each case, subject to adjustment for the special distribution of class A exchangeable shares of BEPC to holders of units of Brookfield Renewable.

The Annual Meeting is scheduled to take place on July 29, 2020 at 11:00 a.m., Eastern Time, and will be held virtually via webcast at www.virtualshareholdermeeting.com/TERP2020.  The Company’s Board of Directors (acting upon the recommendation of the Special Committee of the Board of Directors) recommends that TerraForm Power stockholders vote “FOR” the merger of the Company with Brookfield Renewable at the Annual Meeting.

Your vote is important. Please submit your proxy on the internet or by telephone before 11:59 p.m. New York time on July 28, 2020.

Stockholders with questions about the Annual Meeting or who need assistance with voting procedures should contact the Company’s proxy solicitor for the Annual Meeting, Mackenzie Partners, Inc., by calling toll free at (800) 322-2885 or collect at (212) 929-5500.

About TerraForm Power

TerraForm Power owns and operates a best-in-class renewable power portfolio of solar and wind assets located primarily in North America and Western Europe, totaling more than 4,200 MW of installed capacity underpinned by long-term contracts. TerraForm Power is listed on the Nasdaq stock exchange (Nasdaq: TERP). It is sponsored by Brookfield Asset Management, a leading global alternative asset manager with more than $515 billion in assets under management.

For more information about TerraForm Power, please visit: www.terraformpower.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the U.S. Securities Exchange Act of 1934, as amended, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The words “will”, “intend”, “should”, “could”, “target”, “growth”, “expect”, “believe”, “plan”, derivatives thereof and other expressions which are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify the above mentioned and other forward-looking statements. Forward-looking statements in this press release include statements regarding the merger of the Company with Brookfield Renewable (the “Transactions”), the prospects and benefits of the combined company and any other statements regarding the parties’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance. Although TerraForm Power believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, you should not place undue reliance on them, or any other forward-looking statements or information in this press release. The future performance and prospects of Brookfield Renewable and TerraForm Power are subject to a number of known and unknown risks and uncertainties. Factors that could cause actual results of Brookfield Renewable and TerraForm Power to differ materially from those contemplated or implied by the statements in this press release include uncertainties as to whether TerraForm Power’s Special Committee will continue to recommend any transaction with Brookfield Renewable to the TerraForm Power stockholders; uncertainties as to whether TerraForm Power stockholders not affiliated with Brookfield Renewable will approve any transaction; uncertainties as to whether the other conditions to the Transactions will be satisfied or satisfied on the anticipated schedule; the timing of the Transactions and whether the Transactions will be completed, including as a result of potential litigation in connection with the Transactions; failure to realize contemplated benefits from the Transactions, including the possibility that the expected synergies and value creation from the Transactions will not be realized; the inability to retain key personnel; and incurrence of significant costs in connection with the Transactions. For further information on these known and unknown risks, please see “Risk Factors” included in TerraForm Power’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) and in Brookfield Renewable’s Form 20-F and other risks and factors that are described therein and that are described in Brookfield Renewable’s and BEPC’s F-1/F-4 described below and the preliminary prospectus filed with the SEC and the securities regulators in Canada qualifying the special distribution of BEPC exchangeable shares.

The foregoing list of important factors that may affect future results is not exhaustive. The forward-looking statements represent our views as of the date of this press release and should not be relied upon as representing our views as of any subsequent date. While we anticipate that subsequent events and developments may cause our views to change, we disclaim any obligation to update the forward-looking statements, other than as required by applicable law.

Additional Information and Where to Find It

This press release is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Any solicitation will only be made through materials filed with the SEC. TerraForm Power mailed or otherwise provided to its stockholders its definitive proxy statement regarding the Transactions on or about June 29, 2020.  Nonetheless, this press release may be deemed to be solicitation material in respect of the Transactions. Brookfield Renewable and BEPC have filed relevant materials with the SEC, including a registration statement on Form F-1/F-4 (Registration Nos. 333-234614 and 234614-01) (the “F-1/F-4”), as filed with the SEC as an amendment to Form F-1, that includes a proxy statement of TerraForm Power that also constitutes a prospectus of Brookfield Renewable and BEPC.  On June 29, 2020, the SEC declared the F-1/F-4 effective. This press release is not a substitute for the registration statement, proxy statement/prospectus or any other documents that Brookfield Renewable, BEPC or TerraForm Power may file with the SEC or send to stockholders in connection with the Transactions. STOCKHOLDERS OF TERRAFORM POWER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHICH WAS ALSO FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS.

Investors and security holders may obtain copies of the F-1/F-4, including the proxy statement/prospectus, and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Terraform Power are available free of charge on Terraform Power’s website at www.terraformpower.com. Copies of documents filed with the SEC by Brookfield Renewable and BEPC are available free of charge on Brookfield Renewable’s website at bep.brookfield.com.

Participants in Solicitation

TerraForm Power and its directors and executive officers, BEPC and its directors and executive officers, and Brookfield Renewable and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of TerraForm Power common stock in respect of the Transactions. Information about the directors and executive officers of TerraForm Power is set forth on its website at www.terraformpower.com. Information about the directors and executive officers of Brookfield Renewable is set forth on its website at bep.brookfield.com. Information about the directors and executive officers of BEPC is set forth in the F-1/F-4. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the Transactions. You may obtain free copies of these documents as described in the preceding paragraph.

Non-solicitation

No securities regulatory authority has either approved or disapproved of the contents of this press release. This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contact for Investors / Media:

Sherif El-Azzazi
TerraForm Power
investors@terraform.com